UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2004

Consolidated Container Company LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-88157	75-2825338
(Commission File Number)	(IRS Employer Identification No.)

3101 Towercreek Parkway, Suite 300, Atlanta, Georgia	30039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 742-4600

____________________________________________________

(Former name or former address, if changed since last report)

Item 5.	Other Events.

Consolidated Container Company LLC (the “Company”) herewith files a copy of the Purchase Agreement, dated May 11, 2004, among the Company, Consolidated Container Capital, Inc. (“Capital” and together with the Company, the “Issuers”), the subsidiary guarantors listed therein (the “Guarantors”) and Deutsche Bank Securities Inc. (“DB”); the Registration Rights Agreement, dated as of May 20, 2004, among the Issuers, the Guarantors and DB; the Indenture, dated as of May 20, 2004, among the Issuers, the Guarantors and The Bank of New York, as Trustee; the Forms of 10¾% Senior Secured Discount Notes due 2009; the Credit Agreement, dated as of May 20, 2004, among the Company, Consolidated Container Holdings LLC (“Holdings”), various banks as lenders and Deutsche Bank Trust Company Americas, as Administrative Agent; the Security Agreement, dated as of May 20, 2004, among the Company, Holdings, various subsidiaries of the Company and Deutsche Bank Trust Company Americas, as Collateral Agent; the Pledge Agreement, dated as of May 20, 2004, among Holdings, the Company, various subsidiaries of the Company and Deutsche Bank Trust Company Americas, as Pledgee; the Subsidiary Guaranty, dated as of May 20, 2004, among Reid Plastics Group LLC, Consolidated Container Company LP, Plastic Containers LLC, Consolidated Container Capital, Inc. and Continental Caribbean Containers, Inc.; and the Amended and Restated Operating Agreement of Holdings. All of these agreements were entered into in connection with the Company’s unregistered offering of $207,000,000 principal at maturity, 10¾% Senior Secured Discount Notes due 2009.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Limited Liability Company Agreement of Holdings

4.1	Registration Rights Agreement, dated as of May 20, 2004, among the Issuers, the Guarantors and DB

4.2	Indenture, dated as of May 20, 2004, among the Issuers, the Guarantors and The Bank of New York, as Trustee

4.3	Forms of 10¾% Senior Secured Discount Notes due 2009

10.1	Credit Agreement, dated as of May 20, 2004, among the Company, Holdings, various banks as lenders and Deutsche Bank Trust Company Americas, as Administrative Agent

10.2	Security Agreement dated as of May 20, 2004 among the Company, Holdings, various subsidiaries of the Company and Deutsche Bank Trust Company Americas, as Collateral Agent

10.3	Pledge Agreement dated as of May 20, 2004 among Holdings, the Company, various subsidiaries of the Company and Deutsche Bank Trust Company Americas, as Collateral Agent

10.4	Subsidiary Guaranty dated as of May 20, 2004 among Reid Plastics Group LLC, Consolidated Container Company LP, Plastic Containers LLC, Consolidated Container Capital, Inc., Continental Caribbean Containers, Inc. and Deutsche Bank Trust Company Americas, as Administrative Agent

99.1	Purchase Agreement, dated May 11, 2004, among the Issuers, the subsidiary guarantors listed therein and DB

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC

By:	/s/ Tyler L. Woolson

Tyler L. Woolson Chief Financial Officer

Date: May 24, 2004

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Limited Liability Company Agreement of Holdings

4.1	Registration Rights Agreement, dated as of May 20, 2004, among the Issuers, the Guarantors and DB

4.2	Indenture, dated as of May 20, 2004, among the Issuers, the Guarantors and The Bank of New York, as Trustee

4.3	Forms of 10¾% Senior Secured Discount Notes due 2009

10.1	Credit Agreement, dated as of May 20, 2004, among the Company, Holdings, various banks as lenders and Deutsche Bank Trust Company Americas, as Administrative Agent

10.2	Security Agreement dated as of May 20, 2004 among the Company, Holdings, various subsidiaries of the Company and Deutsche Bank Trust Company Americas, as Collateral Agent

10.3	Pledge Agreement dated as of May 20, 2004 among Holdings, the Company, various subsidiaries of the Company and Deutsche Bank Trust Company Americas, as Collateral Agent

10.4	Subsidiary Guaranty dated as of May 20, 2004 among Reid Plastics Group LLC, Consolidated Container Company LP, Plastic Containers LLC, Consolidated Container Capital, Inc., Continental Caribbean Containers, Inc. and Deutsche Bank Trust Company Americas, as Administrative Agent

99.1	Purchase Agreement, dated May 11, 2004, among the Issuers, the subsidiary guarantors listed therein and DB